                                                                    EXHIBIT 99.3

AT&T Network Connection Service Terms and Pricing                    Page 1 of 8

Omitted information, for which [ * ] has been substituted herein, has been omitted pursuant to a request for confidential treatment and such information has been filed separately with the office of the Secretary of the Securities and Exchange Commission.

          AT&T NETWORK CONNECTION SERVICE TERMS AND PRICING ATTACHMENT

CUSTOMER Name (Full Legal Name): EasyLink Service Corporation

 Date of execution of Agreement:         /S/ GRF                   (by CUSTOMER)
                                         ------------------------

                                         /S/ MA                    (by AT&T)
                                         ------------------------

================================================================================

1. SERVICES PROVIDED. AT&T will provide the following Services to CUSTOMER under this Attachment and pursuant to the terms of the Agreement and the applicable portions of the Service Guide.

1.1. AT&T NETWORK CONNECTION PLATFORM SERVICES. AT&T Network Connection Platform Services, as described in the AT&T Network Connection Platform Service Description Attachment to the Agreement, consisting of the following services (if a service is described in the AT&T Network Connection Platform Service Description Attachment, but not listed below, it is not provided under this Agreement):

        1.1.1.  AT&T Network Connection - Outbound Service.

        1.1.2.  AT&T Network Connection - Toll Free Service.

        1.1.3.  AT&T Network Connection - Directory Assistance Service.

1.2.    AT&T LOCAL CHANNEL SERVICES. AT&T Local Channel Services consisting of:

        1.2.1.  AT&T Terrestrial 1.544 Mbps (T1.5) Local Channel Service.

        1.2.2.  AT&T Terrestrial 45 Mbps (T45) Local Channel Service.

        1.2.3.  AT&T Primary Rate Interface (PRI) Office Functions

1.3 AT&T MARITIME MOBILE SERVICE. AT&T Maritime Mobile Service (AT&T Service Guide, as amended from time to time).

1.4 AT&T COMMERCIAL SATELLITE MOBILE SERVICE No. 1. AT&T Commercial Satellite Mobile Service No. 1 (AT&T Service Guide, as amended from time to time).

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AT&T Network Connection Service Terms and Pricing                    Page 2 of 8

2. TERM. The Term of this Attachment is a Full Service Period of 24 months. The Full Service Period begins on the first day, referred to as the Term Start Date, of the first full bill month after this Attachment is made part of the Agreement (i.e., on the date the Agreement is initially executed by both parties or, if this Attachment is not part of the Agreement as initially executed, on the date the Agreement is thereafter amended to include this Attachment). (The bill month will be designated by AT&T, in consultation with CUSTOMER.) Upon expiration of the Term, this Attachment will remain in effect on a month-to-month basis, and all charges will be subject to change by AT&T upon thirty days' notice.

3. MINIMUM REVENUE COMMITMENTS. The following Minimum Revenue Commitments apply under this Attachment. For each Minimum Revenue Commitment, CUSTOMER commits that the Eligible Charges it incurs during each Commitment Period will equal or exceed the amount of the commitment. If CUSTOMER fails to meet any Minimum Revenue Commitment in a Commitment Period, then CUSTOMER will pay a Shortfall Charge equal to the difference between the Minimum Revenue Commitment and the amount of Eligible Charges for that Minimum Revenue Commitment incurred during the Commitment Period.

3.1.    MINIMUM AGGREGATE REVENUE COMMITMENT (MAC)

        3.1.1. The MAC is $5,000,000.00. The entire term of the Full Service Period is the Commitment Period.

        3.1.2. The MAC Eligible Charges consist of all usage charges and/or monthly recurring charges, after the application of all discounts or credits, for the Services provided to CUSTOMER and its affiliates under this Attachment as well as Services provided to CUSTOMER and its affiliates under the AT&T Data Services Terms and Pricing Attachment, Megacom 800 Services Attachment, UniPlan Services Attachment, AT&T Asynchronous Transfer Mode Service Attachment and AT&T Internet Transport Services Attachments.

4. RATES AND CHARGES. AT&T reserves the right to change from time to time the rates for Services under this Agreement, regardless of any provisions that would otherwise stabilize rates or limit rate increases, to reasonably reflect charges or payment obligations imposed on AT&T stemming from an order, rule or regulation of the Federal Communications Commission or a court of competent jurisdiction, or any other governmental entity or authority, concerning (i) compensation of payphone service providers, (ii) universal service fund ("USF") charges,
        (iii) presubscribed interexchange carrier charges ("PICCs"), or (iv) other governmental charges or fees imposed in connection with the provision of Services, or to reasonably reflect charges or payment obligations imposed on AT&T related to termination of domestic or international calls to mobile numbers.

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AT&T Network Connection Service Terms and Pricing                    Page 3 of 8

4.1.    AT&T NETWORK CONNECTION - OUTBOUND SERVICE AND TOLL FREE SERVICE.

        4.1.1.  Domestic Rates.

                4.1.1.1.  Transport

                          The net effective transport rate will be determined each month by [*]. The [*]. The [*].

        BASE TRANSPORT RATE                [*]

                               TRANSPORT DISCOUNT

        Qualified Monthly Usage ([*])    Peak    Off-Peak
        -----------------------------    ----    --------
        Up to [*]                        [*]        [*]
        More than [*]                    [*]        [*]
        More than [*]                    [*]        [*]

                4.1.1.2.  [*]

                          [*]

                4.1.1.2.1 [*]. [*]apply as provided in the following tables:

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AT&T Network Connection Service Terms and Pricing                    Page 4 of 8

                                            SWITCH PORT 1       ACCESS         LOCAL       AT&T
                                  TRUNK        ACCESS        COORDINATION     CHANNEL    PRIMARY
   TYPE OF           ROUTING      GROUP      CONNECTION        FUNCTION        (TOTAL      RATE
   ACCESS          ARRANGEMENT    ACCESS     (AC) PER        (ACF) (TOTAL     SERVICE    INTERFACE
ARRANGEMENT         CHARGE(1)     CHARGE       T1.5          SERVICE ONLY)      ONLY)      (PRI)
---------------    -----------    ------    -------------    -------------    -------    ---------
  IXC                 [*]           [*]           [*]             [*]            [*]        [*]
OUTBOUND
 ACCESS

 IXC TOLL             [*]           [*]           [*]             [*]            [*]        [*]
FREE ACCESS

   BASIC              [*]           [*]           [*]             [*]            [*]        [*]
 OUTBOUND
  NODALS

ISDN NODALS           [*]           [*]           [*]             [*]            [*]        [*]
(OUTBOUND
 AND TOLL
  FREE)

 SWITCHED TOLL        [*]           [*]           [*]             [*]            [*]        [*]
  FREE ACCESS
    (POTS
 TERMINATION)

* [*]

                              1. [*].

                4.1.1.2.1.1   AT&T [*].


                              1.      When an [*].

                              2.      AT&T [*]. [*].

                              [*]                           [*]

                              o       [*]                   [*]

                              o       [*]                   [*]

                              o       [*]                   [*]

                              o       [*]                   [*]

                              o       [*]                   [*]

                              o       [*]                   [*]

                              o       [*]                   [*]

                              o       [*]                   [*]

                              o       [*]                   [*]

                4.1.1.2.2     [*]..   [*].

                              [*]     [*]

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AT&T Network Connection Service Terms and Pricing                    Page 5 of 8

                              [*].

                4.1.1.2.2.1 Interstate and Intrastate Rates. The [*]contain separate interstate and intrastate rates. The intrastate rates apply if the call originates and terminates within the same State; the interstate rates apply if the call originates in one State (or the District of Columbia) and terminates in a domestic location that is not in the same State. The location from which a call originates and terminates will be determined as described in the following table:

                                           ORIGINATING LOCATION          TERMINATING
                       TYPE OF CALL              BASED ON             LOCATION BASED ON
                    ------------------     --------------------     ----------------------
                      AT&T Network           Location of the         NPA-NXX of called
                     Connection -            Customer Switch*             number
                    Outbound Service
                    (IXC Access Trunk
                         Group)

                    AT&T Network                NPA-NXX                Location of AT&T
                    Connection - Toll       associated with            Switch at which the
                    Free Service (Toll     originating ANI**        Toll Free IXC Access
                    Free IXC Access                                      Trunk Group is
                    Trunk Group)                                           connected

                    AT&T Network           NPA-NXX associated          NPA-NXX of the
                    Connection - Toll       with originating            POTS number at
                    Free Service                 ANI**              which call terminates
                    (Switched (POTS)
                    Access)

                       AT&T Network         Location of the         NPA-NXX of called
                       Connection -         Customer Switch*              number
                    Outbound Service
                    (Nodal Access)

                    * The Originating Location will be determined based on the Calling Party Number (CPN) reflected in the call record associated with the call. If a valid CPN is not reflected in the call record, the Originating Location will be determined based on the Automated Number Identification (ANI) reflected in the call record associated with the call. If neither a valid CPN nor a valid ANI is reflected in the call record, the Originating Location will be determined based on the location of the CUSTOMER switch from which the call is delivered to AT&T. Upon ten days' prior written notice to CUSTOMER, AT&T may change the basis for identifying the originating location for calls for which neither a valid CPN nor a valid ANI is reflected in the call record to be the Jurisdictional Identification Parameter for the call record associated with

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AT&T Network Connection Service Terms and Pricing                    Page 6 of 8

                            the call (or some other approach designed to identify the jurisdiction of the call).

                    ** If ANI is not provided by the originating LEC, the Originating Location will be deemed to be in the same state as the AT&T Switch through which the call originates.

   4.1.1.2.2.2      [*]. The [*]apply as described in the following table:


                             [*]                    [*]                [*]

                             [*]
                                                    [*]                [*]
                             [*]
                                                    [*]                [*]
                             [*]
                                                    [*]                [*]

   4.1.1.2.2.3      [*]. [*].

   4.1.1.3.         [*]. A [*].

   4.1.1.4.         [*]. [*]

   4.1.1.5.         [*].

                    [*]                                       [*]

                    [*]                                       [*]

                    [*]                                       [*]

                    [*]                                       [*]

   4.1.2.           [*].

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AT&T Network Connection Service Terms and Pricing                    Page 7 of 8

   4.1.2.1.         [*]

       [*].

   4.1.2.2.         [*].

   4.1.2.2.1        [*]. [*]are set forth in the [*]. [*]. -

                       [*]                                                [*]

                  (2) [*]

        4.1.2.2.2 [*]. [*]

                       [*]                                                [*]

[*]
4.2. AT&T [*].

   4.2.1.           The [*] charge for [*]is [*].

   4.2.2.           The [*]charge for [*].

   4.2.3.           The [*] charge for [*].

4.3. AT&T [*].

                    The rates and charges for [*]provided under this Attachment [*]. The [*]charge for [*].

4.4. AT&T [*].
       [*].

4.5. [*].

         [*].

5. MONITORING CONDITIONS. CUSTOMER must satisfy the following Monitoring Conditions, which will be monitored as of each anniversary of the Term Start Date. Unless otherwise specified below, the Monitoring Period consists of the 12 months immediately preceding the anniversary of the Term Start Date. If CUSTOMER fails to satisfy any of the following Monitoring Conditions during any Monitoring Period, CUSTOMER will pay a Non-compliance Charge as specified.

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AT&T Network Connection Service Terms and Pricing                    Page 8 of 8

5.1. The Average Length of Call (ALOC) for domestic AT&T Network Connection -- Outbound Service must be at least [*]. The Non-Compliance Charge will be equal to [*].

5.2. The ALOC for domestic AT&T Network Connection -- Toll Free Service must be at least [*]. The Non-Compliance Charge will be equal to [*].

6.      [*]. AT&T will [*]. -

6.1. Minimum In-Service Period. A [*]Minimum In-Service Period applies for any Service or service components installed [*]. If any such Service or service component is disconnected prior to the end of the Minimum In-Service Period, CUSTOMER will be billed for the Installation Charges previously waived for that Service or service component.

6.2.    Charges Covered by [*]. This [*]

        6.2.1.  AT&T [*]- [*].

7.      TERMINATION CHARGE.

7.1. If CUSTOMER terminates this Attachment prior to the end of the Term, or if AT&T terminates this Attachment or the Service provided under this Attachment prior to the end of the Term due to CUSTOMER's breach of the Agreement, CUSTOMER will be billed a Termination Charge. The Termination Charge will be an amount equal to 50% of the unsatisfied Minimum Revenue Commitment(s) for the Commitment Period(s) in which the termination occurs, plus 50% of the Minimum Revenue Commitments for each Commitment Period remaining in the Term. In addition, CUSTOMER will be billed an amount equal to the sum of any credits provided under this Attachment.

================================================================================

                                End of Attachment